                                                                 EXHIBIT 10.2.34

            SCHEDULE OF MATERIAL DIFFERENCES AMONG PERCENTAGE LEASES

          The following lists of material differences between the Percentage Lease filed as Exhibit 10.2 and the Percentage Lease identified by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.


Exhibit                                                       Annual Base         Percentage Rent
Number               Percentage Lease Description                 Rent                Formula
-------              ----------------------------            ---------------          -------
10.2.34      Lease Agreement dated as of August 28,             $963,600       47% of room revenue
             1997 by and between Sunstone Hotel Investors,                     up to $171,521, plus
             L.P. as lessor and Sunstone Hotel Properties,                     60% of room revenue
             Inc., as lessee, for the Regency Plaza                            in excess of $171,521
             located in Los Angeles, California.                               plus 5% of food and
                                                                               beverage revenue, plus
                                                                               100% of sublease and
                                                                               concession revenue
                                                                               and other net revenues.